Exhibit 10.3

AMENDMENT NO. 1 TO

COMMON STOCK PURCHASE WARRANTS

OF IDENTIPHI, INC.

Date of Amendment: November 10, 2008

Date of Warrants: March 12, 2008; May 7, 2008; June 17, 2008; and September 24, 2008

This Amendment No. 1 (this “Amendment”) to the Warrants to Purchase Shares of Common Stock (the “Warrants”) of IdentiPHI, Inc. (the “Company”) set forth below is made and entered into as of November 10, 2008, by and among the Company and Key Ovation, LLC (“Holder”).

WHEREAS, the Company issued a Common Stock Purchase Warrant to Zaychan Pty Limited (“Prior Holder”) on March 12, 2008, entitling Prior Holder to subscribe for and purchase up to 144,497 shares of the Company’s common stock (the “March 2008 Warrant”); and

WHEREAS, the Company issued a Common Stock Purchase Warrant to Prior Holder on May 7, 2008, entitling Prior Holder to subscribe for and purchase up to 88,486 shares of the Company’s common stock (the “May 2008 Warrant”); and

WHEREAS, the Company issued a Common Stock Purchase Warrant to Prior Holder on June 17, 2008, entitling Prior Holder to subscribe for and purchase up to 87,951 shares of the Company’s common stock (the “June 2008 Warrant”); and

WHEREAS, the Company issued a Common Stock Purchase Warrant to Holder on September 24, 2008, entitling Holder to subscribe for and purchase up to 100,000 shares of the Company’s common stock (the “September 2008 Warrant”); and

WHEREAS, in connection with the Renewal, Modification and Extension of Promissory Note, dated as of June 30, 2008, by and among the Company, Prior Holder and Holder, Prior Holder assigned to Holder all of its rights in the March 2008 Warrant, the May 2008 Warrant and the June 2008 Warrant; and

WHEREAS, the Warrants may be amended by the written consent of the Company and the Holder.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. All capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Warrants.

2. The “Exercise Price” as set forth in the first paragraph of each of the Warrants is hereby amended to be equal to US$0.18.

3. A new Section 6 is hereby added to each of the Warrants as follows:

“Section 6. Cancellation of Warrant; Reduction of Warrant Shares.

a) If, on or prior to January 31, 2009, the Company shall prepay to the holder (or its registered assigns) of that certain 8.0% Convertible Promissory Note of the Company, dated as of November 10, 2008 (the “Promissory Note”) an aggregate principal amount of Four Hundred Thousand Dollars ($400,000) (the “Prepayment Amount”), this Warrant shall automatically be cancelled on the date of such payment equal to or exceeding the Prepayment Amount with no further obligations of the Company and Holder shall have no further right, title or interest in this Warrant or the Warrant Shares and the Company shall have no further obligation to issue the Warrant Shares.

b) If, after January 1, 2009 and on or prior to April 30, 2009, the Company shall prepay to the holder (or its registered assigns) of the Promissory Note the Prepayment Amount, the number of Warrant Shares issuable upon full exercise of this Warrant shall be reduced by fifty percent (50%), effective as of the date of such payment equal to or exceeding the Prepayment Amount.”

4. Except as amended by this Amendment, the terms and conditions of the Warrants shall remain in full force and effect.

5. This Amendment may be executed in any number of counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of law thereof. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Common Stock Purchase Warrants of IdentiPHI, Inc. to be duly executed by their respective authorized persons as of the date first indicated above.

IDENTIPHI, INC.

By:
Name:
Title:

KEY OVATION, LLC:

By:
Name:
Title: